Fiscal Third Quarter 2024 Financial Results Call

December 7, 2023



Safe Harbor Statement

This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific acquisition and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our previously stated three-to-five-year goals of core market growth, gross margin levels, and free cash flow generation, such metrics are goals, not projections or guidance, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this press release: EBITDA, Adjusted EBITDA and Adjusted EBITDA margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in the Appendix. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (LTM as of 10/31/23)	$122.4 million
Market Cap.	~$107.2 million
Cash (10/31/2023)	~$26.4 million
Debt (10/31/2023)	~$0
Employees	~1,600
Locations	15 in 11 countries
Distribution	2,000 distributors in 78 countries 74% of global population

Note: Lakeland's fiscal year end is January 31

Lakeland Revenue (Fiscal YTD as of 10/31/23)

GEOGRAPHY



45%
13%
13%
13%
11%
5%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

PRODUCT LINE



39%
22%
17%
16%
6%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Mission-Critical Product Portfolio

Industrial

Products

- Chemical Suits
- Disposable Coveralls
- FR/AR Performance Wear
- High Visibility

Applications

- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Fire

Products

- NFPA-certified Fire Turnout Gear
- CE-certified Fire Turnout Gear
- Pacific brand of safety helmets
- Particulate Blocking Hoods
- Fire Gloves

Applications

- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue


C. COX

Fiscal 2024 Third Quarter Highlights

Q3-FY24 Highlights

- Net sales growth of 11.6%
- High-value, strategic product line growth, led by a 57% increase in fire service

Revenue	$31.7 million
Gross Margin	42.2%
Adjusted EBITDA	$3.3 million
Adjusted EBITDA Margin	10.4%

2025-27 Targets

- **Mid-to-high single-digit revenue growth in core markets**
  - Growth above market by 200-300 bps/year
- **Adjusted EBITDA margins in the high teens**
  - Strong operating leverage to revenue growth
- **Strive for gross margin in the low 40's**
- **Continued strong free cash flow generation**

Q3-FY24 Revenue

GEOGRAPHY


48%
13%
12%
10%
10%
7%
USA
Latin America
Other N.A.
Asia
Europe
Other Foreign

PRODUCT LINE


38%
22%
18%
15%
7%
Disposables
FR/AR Performance
Fire Service
Chemical
High-Visibility

Fiscal 2024 Third Quarter Financial Highlights

Net Sales



$28.4
$31.7
FY'23
FY'24

- Net sales increased $3.3 million, or 11.6%
- Sales of fire service products increased $2.0 million, or 57%, supporting shift into higher-value, strategic product categories

Gross Margin



43.3%
42.2%
FY'23
FY'24

- Gross margin impacted by adjustments for deferred profit in inventory and inventory revaluation amortizations partially offset by sales of reserved excess inventory

Diluted EPS



$0.19
$0.34
FY'23
FY'24

- Net income increased by $1.4 million to $2.6 million, resulting in net income per diluted share of $0.34 compared to $0.19 in the prior year period

Adjusted EBITDA & Adjusted EBITDA Margin



$3.0
10.4%
$3.3
10.4%
FY'23
FY'24

- Adjusted EBITDA of $3.3 million and Adjusted EBITDA margin of 10.4%
- Adjusted EBITDA benefited from product mix and sales increases in our higher-value product lines

FQ3 Gross Margin and Adjusted EBITDA Bridge



GROSS MARGIN %
60%
50%
40%
30%
20%
10%
0%
43.3%
1.4%
-0.2%
1.5%
-3.8%
42.2%
GM Q3 FY23
Product Mix
Eagle
Freight
Deferred Profit Ending Inventory
GM Q3 FY24

- Gross Margin improvement positively impacted by the reduction of reserved excess inventory
- Sales increases in US, Europe, Canada and Latin America
- Reduced freight costs



ADJUSTED EBITDA
$5.0M
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
$3.0M
$0.6M
$0.2M
$-0.7M
$0.3M
$3.3M
Adjusted EBITDA Q3 FY23
Organic Margin
Eagle
Currency Fluctuation
Other Opex
Adjusted EBITDA Q3 FY24

- Higher Organic revenue on strategic products
- Full quarter of Eagle results
- Foreign currency exchange movements impacted operating expenses

FQ3 Key Takeaways

- ✓ Fiscal third quarter results included continued revenue growth in key geographic markets and product lines, including 57% growth in fire service.
- ✓ Adjusted EBITDA grew ~$0.3M versus Q3FY23 as higher gross profit more than offset foreign currency exchange impact.
- ✓ Subsequent to quarter end, completed the acquisition of Pacific Helmets NZ, Ltd ("Pacific"), enhancing Lakeland's fire service offering.
- ✓ Lakeland achieved profitability margins in line with the Company's three-to-five-year targets, including gross margin of 42.2%.
- ✓ Strong growth in North America, Latin America, and Europe helps offset continued weakness in Asia, particularly China.



Pacific Helmets Acquisition[1] Enhances Lakeland's Fire Service Offering

Company Background and Product Portfolio

Headquarters	• Whanganui, New Zealand
Product Focus	• Fire and emergency services helmets
Markets	• **Oceania** (60% of FY23 revenues) • **North America** (21% of FY23 revenues) • **Other** (19% of FY23 revenues)
Distribution	• Design, manufacture, and assembly process is completed on site in Whanganui • Helmets sold through distribution in 40+ countries

Acquisition Highlights

- Premium product line
- Highly innovative and R&D driven organization
- Complements existing Lakeland turnout gear offering
- Ample cross-selling opportunities globally







1) Acquisition closed on November 30, 2023

Lakeland's Strategic Priorities

Building a Premier Global Fire Brand

- Investing resources in high growth geographies
- Commitment to product line enhancements
- Optimizing operations and sales channels

Expanding Portfolio and Capabilities Through M&A

- Adding product line extensions and innovative new products
- Expanding global markets, channels and customers
- Maintaining robust acquisition pipeline

Solidifying Foundational Non-Wovens Business

- Filling in product portfolio gaps
- Acquiring premier global brands
- Driving operating leverage through cross-selling

Why Invest in Lakeland?

- ✓ Positioned for sustainable growth, driven by a focus on organic and inorganic opportunities
- ✓ Significant upside in growing global fire market, as well as other higher value-added products and segments
- ✓ Strategic competitive and manufacturing advantages
- ✓ Healthy M&A pipeline supported by strong balance sheet
- ✓ Recession-resistant core business
- ✓ Positive exposure to "black swan" events









Appendix

Fiscal 2024 Third Quarter Financial Summary

	THREE MONTHS ENDED OCTOBER 31,		
	2023	2022	Variance
Net sales	$31,678	$28,387	+11.6%
Gross Margin	42.2%	43.3%	-110bps
Adjusted EBITDA	$3,285	$2,964	+10.8%
Adjusted EBITDA Margin	10.4%	10.4%	-
EPS	$0.34	$0.19	+78.6%

($000's Except Share Information)

Non-GAAP Reconciliation – Q3

	THREE MONTHS ENDED OCTOBER 31,	
	2023	2022
Net Income to EBITDA		
Net income (loss)	$2,618	$1,431
Interest	13	4
Taxes	937	715
Depreciation and amortization	577	391
EBITDA	$4,145	$2,541
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$4,145	$2,541
Equity compensation	302	351
Other income (expense)	(52)	(72)
Eagle revaluation of earnout consideration	(1,511)	---
Employee separation expense	96	---
New Monterrey, Mexico facility start-up costs	200	---
Adjusted EBITDA	$3,285	$2,964

($000's Except Share Information)

Non-GAAP Reconciliation – Q3

	THREE MONTHS ENDED OCTOBER 31,	
	2023	2022
Adjusted EBITDA Margin		
Adjusted EBITDA	$3,285	$2,964
Divided by net sales	$31,678	$28,387
Adjusted EBITDA Margin	10.4%	10.4%

($000's Except Share Information)

Lakeland®

Protect Your People®